UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 25, 2011

VENTAS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-10989	61-1055020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 S. Wacker Drive, Suite 4800, Chicago, Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (877) 483-6827

Not Applicable

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.                                          Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired.

The unaudited condensed consolidated financial statements of Nationwide Health Properties, Inc. (“NHP”) as of and for the six months ended June 30, 2011 are filed herewith as Exhibit 99.1 and incorporated in this Item 9.01(a) by reference.

(b)  Pro Forma Financial Information.

The unaudited pro forma condensed consolidated financial statements of Ventas, Inc. (“Ventas”) for the nine months ended September 30, 2011 and for the year ended December 31, 2010, giving effect to the Atria Senior Living Group, Inc., One Lantern Senior Living Inc and NHP acquisitions, are filed herewith as Exhibit 99.2 and incorporated in this Item 9.01(b) by reference.

(c)  Shell Company Transactions.

Not applicable.

(d)         Exhibits:

Exhibit Number	Description

99.1	Unaudited condensed consolidated financial statements of NHP as of and for the six months ended June 30, 2011.

99.2	Unaudited pro forma condensed consolidated financial statements of Ventas for the nine months ended September 30, 2011 and for the year ended December 31, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VENTAS, INC.

Date: November 25, 2011	By:	/s/ Kristen M. Benson
Kristen M. Benson
Vice President and
Senior Securities Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Unaudited condensed consolidated financial statements of NHP as of and for the six months ended June 30, 2011.

99.2	Unaudited pro forma condensed consolidated financial statements of Ventas for the nine months ended September 30, 2011 and for the year ended December 31, 2010.